                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 21, 1999 among the Company, Oriole Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Sub"), and SALIX Technologies, Inc., a Delaware corporation ("SALIX"), which provides for the merger of Sub with and into SALIX, with SALIX surviving as a wholly owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 2000.

                                                     /s/ Robert E. Swininoga
                                                     ---------------------------
                                                     Robert E. Swininoga

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 21, 1999 among the Company, Oriole Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Sub"), and SALIX Technologies, Inc., a Delaware corporation ("SALIX"), which provides for the merger of Sub with and into SALIX, with SALIX surviving as a wholly owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 2000.


                                                     /s/ Peter Guglielmi
                                                     ---------------------------
                                                     Peter Guglielmi

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 21, 1999 among the Company, Oriole Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Sub"), and SALIX Technologies, Inc., a Delaware corporation ("SALIX"), which provides for the merger of Sub with and into SALIX, with SALIX surviving as a wholly owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 2000.


                                                     /s/ John D. Foulkes, Ph.D
                                                     ---------------------------
                                                     John D. Foulkes, Ph.D

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 21, 1999 among the Company, Oriole Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Sub"), and SALIX Technologies, Inc., a Delaware corporation ("SALIX"), which provides for the merger of Sub with and into SALIX, with SALIX surviving as a wholly owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 2000.


                                                     /s/ Brian J. Jackman
                                                     ---------------------------
                                                     Brian J. Jackman

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 21, 1999 among the Company, Oriole Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Sub"), and SALIX Technologies, Inc., a Delaware corporation ("SALIX"), which provides for the merger of Sub with and into SALIX, with SALIX surviving as a wholly owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 2000.


                                                     /s/ Frederick A. Krehbiel
                                                     ---------------------------
                                                     Frederick A. Krehbiel

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 21, 1999 among the Company, Oriole Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Sub"), and SALIX Technologies, Inc., a Delaware corporation ("SALIX"), which provides for the merger of Sub with and into SALIX, with SALIX surviving as a wholly owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 2000.


                                                   /s/ Stephanie Pace Marshall
                                                   -----------------------------
                                                   Stephanie Pace Marshall, Ph.D

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 21, 1999 among the Company, Oriole Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Sub"), and SALIX Technologies, Inc., a Delaware corporation ("SALIX"), which provides for the merger of Sub with and into SALIX, with SALIX surviving as a wholly owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 2000.


                                                     /s/ William F. Souders
                                                     ---------------------------
                                                     William F. Souders

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Tellabs, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Michael J. Birck and Carol Coghlan Gavin, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $.01 par value per share, of the Company to be issued pursuant to the terms of the Agreement and Plan of Merger dated as of December 21, 1999 among the Company, Oriole Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Sub"), and SALIX Technologies, Inc., a Delaware corporation ("SALIX"), which provides for the merger of Sub with and into SALIX, with SALIX surviving as a wholly owned subsidiary of the Company; and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 2000.


                                                     /s/ Jan H. Suwinski
                                                     ---------------------------
                                                     Jan H. Suwinski